UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 1, 2004


                           XSTREAM BEVERAGE GROUP, INC
                           ---------------------------
                (Name of Registrant as specified in its charter)


        NEVADA                          33-30158-A              62-1386351
        ------                         -----------              ----------
(State or other jurisdiction of        (Commission          (IRS Employer
 incorporation or organization)         File No.)            Identification No.)



         4800 N.W. 15th Avenue, Bay 1-A, Fort Lauderdale, Florida 33309
         --------------------------------------------------------------
          (Address of Principal executive offices, including zip code)

                                 (954) 598-7997
                                 --------------
              (Registrant's telephone number, including area code)


            621 NW 53rd Street, Suite 141, Boca Raton, Florida 33431
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Pacific Rim Transaction- On March 1, 2004 the Company, through its wholly owned subsidiary, Beverage Network of Hawaii, Inc., a Florida corporation ("Beverage Network") consummated the acquisition of substantially all of the assets and the assumption of certain liabilities of Pacific Rim Natural Juice Company, Inc., a Hawaii corporation ("Pacific Rim"). This acquisition was consummated pursuant to an Asset Purchase Agreement (the "Purchase Agreement") dated March 1, 2004, by and among Beverage Network (the "Acquiror") and Pacific Rim.. Under the terms of the Purchase Agreement, the Acquiror purchased substantially all of the assets of Pacific Rim and assumed certain of its liabilities for 250,000 shares of the Company's restricted common stock (which, based upon the March 1, 2004 closing price of $0.30, had a value of $75,000).

Maui Transaction- In addition, on March 1, 2004 the Company, through its wholly owned subsidiary, Xstream Brands, Inc. a Florida corporation ("Xstream Brands"), entered into an Assignment of Trademark with The Maui Juice Company, Inc. (Maui"), for the assignment of all of its rights and interests in the Mark "Maui Juice Company", including all variations thereof such as any spelling, formatives, phonetic variations and stylized designs of the same and all goodwill associated therewith. The purchase price for the assignment of the mark is $300,000 (in cash) to be paid as follows: At the Closing, Xstream Brands paid Maui $25,000 in cash. Xstream Brands is further obligated to pay on the first day of each calendar quarter or the next business day if such date is not a business day and continuing for three (3) consecutive quarters, beginning on July 1, 2004 and ending on January 1, 2005, to Maui $25,000 in cash. Additionally, starting on April 1st 2005 and for 31 consecutive calendar quarters thereafter, the Acquiror shall pay Maui $6,250 in cash .

We also entered into a consulting agreement with Larry Lassek, the former principal of Maui which provides in part for Mr. Lassek to provide us with consulting services. Mr. Lassek will receive compensation based upon achieving targeted sales levels equal to 1% of the net proceeds actually received by Beverage Network of Hawaii from the sale of its products. The Agreement may be terminated for cause or the payment to Mr. Lassek of $550,000, whichever occurs first.

Squeeze Transaction- In addition, on January14, 2004, the Company, through its wholly owned subsidiary, Xstream Brands, entered into an Assignment of Trademark with Squeeze Beverage, Inc., for the assignment of all of its rights and interests in the Mark "SQUEEZE" for carbonated flavored soft drinks and seltzer water, including all variations thereof such as any spelling, formatives, phonetic variations and stylized designs of the same and all goodwill associated therewith. The Company delivered 400,000 shares of the Company's restricted common stock to Squeeze Beverages, Inc. in exchange for the assignment of the Mark. Based upon the closing bid price of our common stock on the date of closing, ($0.25 per share) we valued the acquisition at $100,000.

Prior to the execution of any of the agreement referenced above, no material relationship existed between the Company and either Pacific Rim Natural Juice

Company, Inc., The Maui Juice Company, Inc., Squeeze Beverages, Inc., or any affiliate, director, or officer of the Company, or any associate of any such director or officer. The foregoing description of the Asset Purchase Agreement, the Assignment of Trademark Agreements and the related transactions does not purport to be complete and is qualified in its entirely by reference to the said Agreements and the press release issued by the Company on March 2, 2004 which are attached as exhibits to this report.

This report contains forward-looking statements that involve risks and uncertainties within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward-looking statements and are made under the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Although the Company does not make forward-looking statements unless it believes it has a reasonable basis for doing so, it cannot guarantee their accuracy, and actual results may differ materially from those anticipated by the Company due to a number of uncertainties, including some presently unknown to the Company. The Company undertakes no obligation to publicly release the results of any revisions to forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

Appointment of Officers, Directors and Management Compensation
--------------------------------------------------------------

Barry Willson resigned his position as Chief Executive Officer effective January 30th 2003 and has accepted the position of Vice Chairman and Chief Scientific Officer and Jerry Pearring, the Company's President and Chief Operating Officer, resigned his position as Chief Operating Officer and has accepted the position of President and Chief Executive Officer. Mr. Willson and Mr. Pearring will both continue to serve on the Company's board of directors and as executives of the Company.

The Company's Board of Directors voted to redeem 4,267,500 shares of Company stock from Xstream Beverage, Inc. ("XBI") and simultaneously agreed to forgive the $2,000,000 promissory note plus accrued interest from XBI. XBI is owned by Ted Farnsworth, the Company's Chairman. Further, Mr. Willson and Mr. Pearring previously agreed to forego their respective options to purchase 2,000,000 shares of stock at an exercise price of $1.40 per share. Similarly Mr. Farnsworth had previously agreed to forgo his option to purchase 7,000,000 shares of common stock.. The Company's Board of Directors voted to issue to Ted Farnsworth 6,000,000 shares, Barry Willson 2,000,000 shares and Jerry Pearring 2,000,000 shares of Company stock as a bonus for services rendered during fiscal year 2003.

In connection with this capital reorganization and as an inducement to retain the services of our board of directors, we entered into new employment agreements with , Messrs Willson, Pearring and Farnsworth.

Each of the agreements provides for a salary of $130,000 per annum plus a monthly car allowance. Each of the agreements is attached as an exhibit to this Form 8-k.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

No financial statements are filed herewith. The Company will file all required financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(b) Pro forma financial information.

No pro forma financial statements are filed herewith. The Company will file all required pro forma financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

(c) Exhibits.

    EXHIBIT NO.   DESCRIPTION
    -----------   -----------
    10.1          Asset Purchase Agreement dated March 1, 2004, by and among
                  Beverage Network of Hawaii and Pacific Rim Natural Juice
                  Company, Inc.
    10.2          Assignment of Trademark entered into between Xstream Brands,
                  Inc. and The Maui Juice Company Inc.
    10.3          Business Consulting Agreement between Beverage Network of
                  Hawaii, Inc. And Larry Lassek
    10.4          Assignment of Trademark entered into Between Xstream Brands,
                  Inc. and Squeeze Beverage, Inc.
    10.5          Employment Agreement entered into between Xstream Beverage
                  Group, Inc. and Theodore Farnsworth dated February 5, 2004.
    10.6          Employment Agreement entered into between Xstream Beverage
                  Group, Inc. and Barry Willson dated February 5, 2004.
    10.7          Employment Agreement entered into between Xstream Beverage
                  Group, Inc. and Jerry Pearring dated February 5, 2004.
    99.1          Press Release of Xstream Beverage Group, Inc, issued March 2,
                  2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2004
                                        XSTREAM BEVERAGE GROUP,  INC.


                                        By:  /s/ Barry Willson
                                             ------------------------
                                                 Barry Willson
                                                 Vice Chairman